Exhibit 99.2

DTE Energy®

3Q 2012

Supplemental Financial Information

DTE ENERGY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)

	September 30	December 31
	2012	2011
(In millions)
ASSETS
Current Assets
Cash and cash equivalents	$59	$68
Restricted cash, principally Securitization	69	147
Accounts receivable (less allowance for doubtful accounts of $150 and $162, respectively)
Customer	1,164	1,317
Other	71	90
Inventories
Fuel and gas	554	572
Materials and supplies	231	219
Deferred income taxes	58	51
Derivative assets	123	222
Regulatory assets	157	314
Other	244	196
	2,730	3,196
Investments
Nuclear decommissioning trust funds	1,029	937
Other	537	525
	1,566	1,462
Property
Property, plant and equipment	23,442	22,541
Less accumulated depreciation, depletion and amortization	(9,038)	(8,795)
	14,404	13,746
Other Assets
Goodwill	2,020	2,020
Regulatory assets	4,299	4,539
Securitized regulatory assets	456	577
Intangible assets	67	73
Notes receivable	114	123
Derivative assets	63	74
Other	190	199
	7,209	7,605
Total Assets	$25,909	$26,009

DTE ENERGY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED) — (Continued)

	September 30	December 31
	2012	2011
(In millions, except shares)
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$724	$782
Accrued interest	122	95
Dividends payable	107	99
Short-term borrowings	98	419
Current portion long-term debt, including capital leases	633	526
Derivative liabilities	146	158
Other	479	549
	2,309	2,628
Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,526	6,405
Securitization bonds	302	479
Junior subordinated debentures	280	280
Capital lease obligations	12	23
	7,120	7,187
Other Liabilities
Deferred income taxes	3,273	3,116
Regulatory liabilities	990	1,019
Asset retirement obligations	1,683	1,591
Unamortized investment tax credit	58	65
Derivative liabilities	30	89
Accrued pension liability	1,216	1,298
Accrued postretirement liability	1,341	1,484
Nuclear decommissioning	156	148
Other	302	331
	9,049	9,141
Commitments and Contingencies
Equity
Common stock, without par value, 400,000,000 shares authorized, 172,073,378 and 169,247,282 shares issued and outstanding, respectively	3,567	3,417
Retained earnings	3,969	3,750
Accumulated other comprehensive loss	(147)	(158)
Total DTE Energy Company Equity	7,389	7,009
Noncontrolling interests	42	44
Total Equity	7,431	7,053
Total Liabilities and Equity	$25,909	$26,009

DTE ENERGY COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended
	September 30
	2012	2011
(In millions)
Operating Activities
Net income	$535	$563
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	747	752
Deferred income taxes	96	123
Asset (gains) and losses, reserves and impairments, net	(7)	—
Changes in assets and liabilities, exclusive of changes shown separately	358	48
Net cash from operating activities	1,729	1,486
Investing Activities
Plant and equipment expenditures — utility	(1,008)	(968)
Plant and equipment expenditures — non-utility	(214)	(61)
Proceeds from sale of assets	20	13
Restricted cash for debt redemption, principally Securitization	55	47
Proceeds from sale of nuclear decommissioning trust fund assets	48	69
Investment in nuclear decommissioning trust funds	(61)	(97)
Other	(24)	(55)
Net cash used for investing activities	(1,184)	(1,052)
Financing Activities
Issuance of long-term debt	495	908
Redemption of long-term debt	(447)	(1,161)
Short-term borrowings, net	(321)	126
Issuance of common stock	29	—
Repurchase of common stock	—	(18)
Dividends on common stock	(300)	(289)
Other	(10)	(19)
Net cash used for financing activities	(554)	(453)
Net Decrease in Cash and Cash Equivalents	(9)	(19)
Cash and Cash Equivalents at Beginning of Period	68	65
Cash and Cash Equivalents at End of Period	$59	$46

THE DETROIT EDISON COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(In millions)	2012	2011	2012	2011
Operating Revenues	$1,542	$1,517	$4,029	$3,949

Operating Expenses
Fuel and purchased power	543	553	1,348	1,348
Operation and maintenance	337	352	1,026	1,012
Depreciation and amortization	219	215	607	619
Taxes other than income	65	63	193	182
Asset (gains) and losses, net	—	(1)	(1)	13
	1,164	1,182	3,173	3,174

Operating Income	378	335	856	775

Other (Income) and Deductions
Interest expense	70	74	204	218
Other income	(14)	(9)	(41)	(30)
Other expenses	12	14	27	26
	68	79	190	214

Income Before Income Taxes	310	256	666	561

Income Tax Expense	115	98	247	214

Net Income	$195	$158	$419	$347

MICHIGAN CONSOLIDATED GAS COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(In millions)	2012	2011	2012	2011
Operating Revenues	$157	$156	$867	$1,074

Operating Expenses
Cost of gas	20	35	350	526
Operation and maintenance	88	91	282	294
Depreciation and amortization	23	22	69	66
Taxes other than income	10	11	41	42
	141	159	742	928
Operating Income (Loss)	16	(3)	125	146

Other (Income) and Deductions
Interest expense	14	16	43	47
Interest income	(2)	(1)	(5)	(5)
Other income	(2)	(2)	(7)	(5)
Other expenses	1	3	3	4
	11	16	34	41
Income (Loss) Before Income Taxes	5	(19)	91	105

Income Tax Expense (Benefit)	2	(8)	32	37

Net Income (Loss)	$3	$(11)	$59	$68

DTE Energy Debt/Equity Calculation
As of September 30, 2012
($ millions)

Short-term borrowings	$98
Current portion of long-term debt, including capital leases	633
Mortgage bonds, notes and other	6,526
Securitization bonds, excluding current portion	302
Capital lease obligations	12
Other adjustments	276
less Securitization bonds, including current portion	(479)
50% Junior Subordinated Debentures	140
Total debt	7,508

50% Junior Subordinated Debentures	140
Total preferred/ other	140

Equity	7,389

Total capitalization	$15,037

Debt	50%
Junior Subordinated Debentures	1%
Common shareholders' equity	49%

Total	100%

Sales Analysis - Q3 2012

Electric Sales - Detroit Edison Service Area (GWh)				Electric Billings - Detroit Edison Service Area (000s)

	Q3 2012	Q3 2011	% Change		Q3 2012	Q3 2011	% Change
Residential	4,893	4,863	1%	Residential	$736,043	$665,301	11%
Commercial	4,601	4,759	(3)%	Commercial	515,457	478,457	8%
Industrial	2,707	2,606	4%	Industrial	206,142	186,946	10%
Other (a)	238	252	(6)%	Other (b)	26,907	50,035	(46)%
	12,439	12,480	0%		$1,484,549	$1,380,739	8%
Choice	1,372	1,394	(2)%	Choice	23,684	26,160	(9)%
TOTAL SALES	13,811	13,874	0%	TOTAL	$1,508,233	$1,406,899	7%
________________				________________
(a) 2011 excludes 530 GWh related to a wholesale contract terminated Dec 2011				(b) 2011 includes $23,579k related to a wholesale contract terminated Dec 2011

Gas Sales - MichCon Service Area (MMcf)				Gas Billings - MichCon Service Area (000s)

	Q3 2012	Q3 2011	% Change		Q3 2012	Q3 2011	% Change
Residential	5,943	7,123	(17)%	Residential	$76,382	$85,932	(11)%
Commercial	1,250	1,531	(18)%	Commercial	14,532	17,442	(17)%
Industrial	90	110	(18)%	Industrial	716	886	(19)%
	7,283	8,764	(17)%		$91,630	$104,260	(12)%
End User Transportation*	32,991	25,722	28%	End User Transportation*	33,733	30,332	11%
TOTAL SALES	40,274	34,486	17%	TOTAL	$125,363	$134,592	(7)%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
Detroit Edison service territory				MichCon service territory
	Q3 2012	Q3 2011	% Change		Q3 2012	Q3 2011	% Change
Actuals	768	793	(3)%	Actuals	144	142	1%
Normal	537	537		Normal	125	128
Deviation from normal	43%	48%		Deviation from normal	15%	11%

Earnings Impact of Weather
Variance from normal weather (millions, after-tax)
	Q3 2012	Q3 2011
Detroit Edison*	$40	$—
MichCon	1	1
________________
* Pre 2012 Detroit Edison earnings not affected by weather due to RDM mechanism

Sales Analysis - YTD September 30, 2012

Electric Sales - Detroit Edison Service Area (GWh)				Electric Billings - Detroit Edison Service Area (000s)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	12,180	12,358	(1)%	Residential	$1,823,316	$1,679,205	9%
Commercial	12,734	12,750	0%	Commercial	1,435,902	1,283,431	12%
Industrial	7,645	7,353	4%	Industrial	596,550	520,634	15%
Other (a)	717	771	(7)%	Other (b)	79,710	148,199	(46)%
	33,276	33,232	0%		$3,935,478	$3,631,469	8%
Choice	3,938	4,104	(4)%	Choice	68,309	77,671	(12)%
TOTAL SALES	37,214	37,336	0%	TOTAL	$4,003,787	$3,709,140	8%
________________				________________
(a) 2011 excludes 1,572 GWh related to a wholesale contract terminated Dec 2011				(b) 2011 includes $69,521k related to a wholesale contract terminated Dec 2011

Gas Sales - MichCon Service Area (MMcf)				Gas Billings - MichCon Service Area (000s)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	54,005	68,913	(22)%	Residential	$516,496	$677,691	(24)%
Commercial	12,296	17,204	(29)%	Commercial	110,741	162,262	(32)%
Industrial	719	613	17%	Industrial	5,676	5,105	11%
	67,020	86,730	(23)%		$632,913	$845,058	(25)%
End User Transportation*	114,808	104,788	10%	End User Transportation*	146,496	154,747	(5)%
TOTAL SALES	181,828	191,518	(5)%	TOTAL	$779,409	$999,805	(22)%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
Detroit Edison service territory				MichCon service territory
	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Actuals	1,114	1,035	8%	Actuals	3,322	4,416	(25)%
Normal	730	730		Normal	4,131	4,144
Deviation from normal	53%	42%		Deviation from normal	(20)%	7%

Earnings Impact of Weather
Variance from normal weather (millions, after-tax)
	YTD 2012	YTD 2011
Detroit Edison*	$50	$—
MichCon	(25)	11
________________
* Pre 2012 Detroit Edison earnings not affected by weather due to RDM mechanism

Detroit Edison Temperature Normal Sales Analysis - September 30, 2012

Temperature Normal Electric Sales - Detroit Edison Service Area (GWh)				Temperature Normal Electric Sales - Detroit Edison Service Area (Includes Electric Choice) (GWh)

	YTD 2012	YTD 2011	% Change		YTD 2012	YTD 2011	% Change
Residential	11,478	11,484	0%	Residential	11,479	11,485	0%
Commercial	12,331	12,431	(1)%	Commercial	14,621	14,915	(2)%
Industrial	7,603	7,320	4%	Industrial	9,163	8,872	3%
Other (a)	717	771	(7)%	Other (a)	717	771	(7)%
	32,129	32,006	0%		35,980	36,043	0%
Choice	3,851	4,036	(5)%
TOTAL SALES	35,980	36,042	0%
________________
(a) 2011 excludes 1,572 GWh related to a wholesale contract terminated Dec 2011